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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported) - April 22, 2003

                                    TXU Corp.
            (Exact name of registrant as specified in its charter)

     TEXAS                 1-12833                     75-2669310
(State or other     (Commission File Number)        (I.R.S. Employer
 jurisdiction of                                  Identification No.)
 incorporation)

            Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411
          (Address of principal executive offices, including zip code)
        Registrant's telephone number, including Area Code - 214-812-4600

                             TXU US Holdings Company
             (Exact name of registrant as specified in its charter)

     TEXAS               1-11668                      75-1837355
(State or other    (Commission File Number)        (I.R.S. Employer
jurisdiction of                                   Identification No.)
 incorporation)

            Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411
          (Address of principal executive offices, including zip code)
        Registrant's telephone number, including Area Code - 214-812-4600

                         Oncor Electric Delivery Company
             (Exact name of registrant as specified in its charter)

     TEXAS              333-100240                    75-2967830
(State or other   (Commission File Number)         (I.R.S. Employer
jurisdiction of                                   Identification No.)
 incorporation)

                    500 N. Akard Street, Dallas, Texas 75201
          (Address of principal executive offices, including zip code)
        Registrant's telephone number, including Area Code - 214-486-2000

                                 TXU Gas Company
             (Exact name of registrant as specified in its charter)

     TEXAS               1-3183                         75-0399066
(State or other    (Commission File Number)          (I.R.S. Employer
 jurisdiction of                                   Identification No.)
 incorporation)

            Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411
          (Address of principal executive offices, including zip code)
        Registrant's telephone number, including Area Code - 214-812-4600

================================================================================

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         All of the information contained in this Form 8-K is being filed by TXU
Corp. Certain of the information contained in this Form 8-K relates to TXU US Holdings Company (US Holdings) and TXU Gas Company (TXU Gas), wholly owned subsidiaries of TXU Corp., and Oncor Electric Delivery Company (Oncor), a wholly-owned subsidiary of US Holdings, and such information as its relates to each of US Holdings, TXU Gas or Oncor is being filed separately by each such registrant.

         TXU Energy Company LLC, a wholly-owned subsidiary of US Holdings, is referred to herein as "TXU Energy".

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

Changes in Credit Facilities


         On April 22, 2003, TXU Corp. announced that two of its subsidiaries, TXU Energy and Oncor, have established a $450 million revolving credit facility that matures on February 25, 2005. The new facility will be used for working capital and other general corporate purposes, including commercial paper backup and letters of credit, and replaces the $1 billion 364-day revolving credit facility that expired on that day. Up to $450 million of letters of credit may be issued under the facility.


         TXU Corp. further announced that it and its subsidiaries have repaid all cash borrowings previously drawn under North America credit facilities, which totaled $2.3 billion at December 31, 2002.

         In connection with the restructuring of the North America credit facilities of TXU Corp. and its subsidiaries in April 2003:

     o Oncor cancelled its undrawn $150 million secured 364-day credit facility that was scheduled to expire in December 2003.

     o US Holdings replaced TXU Corp. as the borrower under the $500 million three-year revolving credit facility. Concurrently, the facility was reduced to $400 million.

     o TXU Corp. entered into additional separate revolving credit facilities of $45 million and $55 million, each of which expires on May 1, 2005. These facilities will be used for working capital and general corporate purposes.

     o US Holdings' $1.4 billion five-year revolving credit facility was amended. Among other things, the amendment increased the amount of letters of credit allowed to be issued under the facility to $1 billion from $500 million.

          As a result of the repayments and other activities mentioned above, North America credit facilities of TXU Corp. and its subsidiaries as of April 22, 2003 were as follows:

                                                                                            At April 22, 2003
                                                                            --------------------------------------------------
                                                         Authorized          Facility    Letters of     Cash
Facility                               Expiration Date   Borrowers             Limit       Credit    Borrowings   Availability
--------                               ---------------   ---------             -----       ------    ----------   ------------
                                                                                          (Millions of Dollars)

Five-Year Revolving Credit Facility    February 2005     US Holdings          $ 1,400      $  392      $   --       $1,008
Revolving Credit Facility              February 2005     TXU Energy, Oncor        450          --          --          450
Three-Year Revolving Credit Facility   May 2005          US Holdings              400          --          --          400
Revolving Credit Facility              May 2005          TXU Corp.                 55          --          --           55
Revolving Credit Facility              May 2005          TXU Corp.                 45          --          --           45
                                                                              -------      ------      ------       ------
      Total North America                                                     $ 2,350      $  392      $   --       $1,958

         The facilities discussed above are available to back-up the issuance of commercial paper under the TXU Energy and Oncor programs, and for general corporate and working capital purposes, including providing collateral support for TXU Energy portfolio management activities. At March 31 and April 22, 2003, there was no outstanding commercial paper under these programs.
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Controller Resignation

         Biggs Porter has resigned as Controller of TXU Corp., US Holdings and TXU Energy and Senior Vice President of Oncor and TXU Gas to pursue an employment opportunity offered to him by another company. Mr. Porter's resignation is effective May 20, 2003. TXU Corp. has initiated a search process for his successor.

ITEM 7.  EXHIBITS

         Exhibit No.  Description
         -----------  -----------

           10(a) $55,000,000 Revolving Credit Agreement, dated as of April 22, 2003, among TXU Corp. and Merrill Lynch Capital Corporation, as Administrative Agent.

           10(b) $45,000,000 Revolving Credit Agreement, dated as of April 22, 2003, among TXU Corp. and Credit Lyonnais New York Branch, as Administrative Agent.

           10(c) $400,000,000 Three-Year Amended and Restated Revolving Credit Agreement, dated as of April 22, 2003, among TXU US Holdings Company, as Borrower, TXU Corp., as Exiting Borrower, certain banks listed therein and Citibank, N.A., as Administrative Agent.

           10(d)      Amendment, dated as of April 22, 2003, to $1,400,000,000
                      Five-Year Third Amended and Restated Competitive
                      Advance and Revolving Credit Facility Agreement, dated as of July 31, 2002, among TXU US Holdings Company, certain banks listed therein and JPMorgan Chase Bank, as Competitive Advance Facility Agent, Administrative
                      Agent and Fronting Bank.

           10(e) $450,000,000 Revolving Credit Agreement, dated as of April 22, 2003, among TXU Energy Company LLC, Oncor Electric Delivery Company, certain banks listed therein and JPMorgan chase Bank, as Administrative Agent and Fronting Bank.

FORWARD-LOOKING STATEMENTS

         This report and other presentations made by TXU Corp., US Holdings, TXU Gas and/or Oncor contain forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934, as amended. Although TXU Corp., US Holdings, TXU Gas and Oncor each believe that in making any such statement its expectations are based on reasonable assumptions, any such statement involves uncertainties and is qualified in its entirety by reference to factors contained in the Forward-Looking Statements section of Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and factors contained in the Risk Factors that May Affect Future Results and Forward-Looking Statements sections of Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations in TXU Corp.'s, US Holdings', TXU Gas' and Oncor's Annual Reports on Form 10-K for the year ended December 31, 2002, as well as various regulatory issues; general industry trends; changes in business strategy or development plans; changes in, or failure or inability to comply with, governmental regulations, including, without limitation, environmental regulations; global financial and credit market conditions; unanticipated changes in operating expenses and capital expenditures; legal and administrative proceedings and settlements; inability of the various counterparties to meet their obligations with respect to financial instruments; changes in tax laws; credit rating agency actions; among others that could cause the actual results of TXU Corp., US Holdings, TXU Gas or Oncor to differ materially from those projected in such forward-looking statements.

         Any forward-looking statement speaks only as of the date on which such statement is made. Neither TXU Corp., US Holdings, TXU Gas nor Oncor undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time. It is not possible for TXU Corp., US Holdings, TXU Gas or Oncor to predict all of such factors, nor can they assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                    TXU CORP.


                                    By:     /s/  H. Dan Farell
                                       ----------------------------------------

                                         Name:   H. Dan Farell
                                         Title:  Executive Vice President
                                                 and Chief Financial Officer
Date:    April 30, 2003


                                    TXU US HOLDINGS COMPANY


                                    By:     /s/ H. Dan Farell
                                       ----------------------------------------

                                         Name:  H. Dan Farell
                                         Title: Executive Vice President
Date:    April 30, 2003


                                    ONCOR ELECTRIC DELIVERY COMPANY


                                    By:     /s/ Biggs C. Porter
                                       ----------------------------------------

                                         Name:  Biggs C. Porter
                                         Title: Vice President and
                                                Principal Accounting Officer

Date:    April 30, 2003


                                    TXU GAS COMPANY


                                    By:      /s/ Biggs C. Porter
                                       ----------------------------------------

                                         Name:  Biggs C. Porter
                                         Title: Vice President and
                                                Principal Accounting Officer

Date:    April 30, 2003






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